                                                                    EXHIBIT 10.9

                                                                      SCHEDULE 1

SHARE SALE AGREEMENT


between


GERRIT VAN URK


and


ALBERT VAN URK


and


GUY REDFORD


and


TECHNOR INTERNATIONAL INC


                                              TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------
NO       CLAUSE                                                                                             PAGE NO
-------------------------------------------------------------------------------------------------------------------
1        DEFINITIONS..............................................................................................1
2        PREAMBLE.................................................................................................4
3        SUSPENSIVE CONDITIONS....................................................................................4
4        SALE.....................................................................................................6
5        PURCHASE PRICE AND PAYMENT ..............................................................................6
6        COMPLETION...............................................................................................7
7        RISK AND BENEFIT.........................................................................................8
8        WARRANTIES...............................................................................................9
9        SHAREHOLDERS AGREEMENT..................................................................................11
10       INDEMNITIES.............................................................................................12
11       BREACH..................................................................................................13
12       ANNOUNCEMENTS...........................................................................................14
13       NON-VARIATION...........................................................................................14
14       ARBITRATION.............................................................................................15
15       GENERAL.................................................................................................16
16       INTERPRETATION..........................................................................................16
17       DOMICILIUM AND NOTICES..................................................................................18
18       GOOD FAITH..............................................................................................19
19       GOVERNING LAW AND JURISDICTION..........................................................................19
20       COSTS...................................................................................................20
21       COUNTERPARTS............................................................................................20

SCHEDULES

SCHEDULE 1           : EFFECTIVE DATE ACCOUNTS
SCHEDULE 2           : SELLERS' WARRANTIES
SCHEDULE 3           : DISCLOSURE SCHEDULE

1    DEFINITIONS

     For the purposes of this Agreement unless the context indicates otherwise -

1.1 "Agreement" means this share sale agreement and the schedules hereto, both as may be amended from time to time;

1.2     "Albert" means Albert Van Urk;

1.3 "Business Day" means any day other than a Saturday, Sunday or public holiday in the RSA, within the meaning of the Public Holidays Act, 1994 of the RSA;

1.4 "Business Sale Agreement" means the business sale agreement to be concluded between the Company and Wasp SA (Proprietary) Limited for the sale as a going concern of the Company's business to Wasp SA (Proprietary) Limited;

1.5 "Company" means Wasp International (Proprietary) Limited, Registration Number 93/00271/07, a private company with limited liability incorporated under the laws of the RSA;

1.6 "Completion Date" means the second Business Day after the suspensive conditions referred to in 3.1 have been fulfilled;


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                                                                          Page 2

1.7     "Disclosure Schedule" means the disclosure schedule, in SCHEDULE 3;

1.8     "Effective Date" means 1 March 1999;

1.9 "Effective Date Accounts" means the unaudited balance sheet of the Company as at 28 February 1999 , in SCHEDULE 1;

1.10    "Gerrit" means Gerrit Van Urk;

1.11    "Guy" means Guy Redford;

1.12 "Option Agreement" means the original option agreement entered into between the Sellers and the Purchaser on 26 May 1998 and as amended and restated as at 13 May 1999;

1.13 "Purchaser" means Technor International Inc., a corporation registered in Nevada, United States of America with an address at Satraangsvagen 88, S- 18237 Danderyd, Sweden;

1.14 "RSA" means the Republic of South Africa, including the nine provinces identified in section 103 of the Constitution of the Republic of South Africa, 1996;

1.15 "Sale Shares" means 100 ordinary par value shares of R 1,00 each in the issued share capital of the Company, being 100% of the entire issued share capital at the Effective Date -

1.15.1     33 of which are held by Gerrit;

1.15.2     33 of which are held by Albert; and

1.15.3     34 of which are held by Guy;

1.16    "Sellers" means Gerrit, Albert and Guy collectively;

1.17 "Signature Date" means the date upon which all the parties to this Agreement have signed this Agreement or in the event of their having signed this Agreement on different dates, the date of the last signature

1.18 "Wasp Shareholders' Agreement" means the shareholders' agreement entered into between the Sellers and Michael Carroll on 6 August 1997 governing their relationship as shareholders in the Company;

1.19    "ZAR" means South African Rand, the lawful currency of the RSA.

2    PREAMBLE

     The parties record that -

2.1 the Company is involved in the communications and technology industry, focussing primarily on the development of proprietary GSM technologies, and has become a leading South African company in this area;

2.2 the Company, in order to properly exploit the technologies that it has developed and the intellectual property rights that it owns, intends to restructure its business affairs;

2.3 one of the steps in the restructure referred to in 2.2 involves the Sellers selling all of their shares in the issued share capital of the Company to the Purchaser upon the Purchaser exercising the option set forth in the Option Agreement;

        and the parties have accordingly agreed to provide, in this Agreement, for the basis upon which the Purchaser will acquire from the Sellers the Sale Shares and are entering into this Agreement to give effect thereto.

3    SUSPENSIVE CONDITIONS

3.1 This Agreement is subject to and conditional upon the fulfilment of the following suspensive conditions on or before the Business Day immediately following the Signature Date or such later date as the parties may agree upon in writing, namely:

3.1.1   the approval of the board of directors of the Purchaser;

3.1.2 that the Business Sale Agreement be signed by the parties thereto and becomes unconditional in accordance with its terms;

3.1.3 the approval of the board of directors of the Company of the registration of the transfer of the Sale Shares to the Purchaser should this Agreement become unconditional in accordance with its terms;

3.1.4 that the Sellers procure that Nedbank Limited, in its capacity as an authorised dealer on behalf of the RSA Reserve Bank, provide the Purchaser with a certificate stating that all consents and permissions that may be required from the RSA Reserve Bank for the validity of this Agreement and the transfer of the Sale Shares to the Purchaser in terms of this Agreement have been obtained by the Sellers;

3.1.5 that the Sellers procure that the Company's attorneys provide the Purchaser with a legal opinion that to the best of their knowledge and belief there are no other consents that may be required from the RSA government for the validity of this Agreement and the transfer of the Sale Shares to the Purchaser in terms of this Agreement.

3.2 The Sellers shall use their best endeavours to procure fulfilment of the suspensive conditions in 3.1.2, 3.1.3, 3.1.4 and 3.1.5. The Purchaser shall use its best endeavours to procure fulfilment of the suspensive conditions in 3.1.1.

3.3     The suspensive condition(s) in:

3.3.1 3.1.1 and 3.1.3 have been stipulated for the benefit of the Purchaser. The suspensive condition in 3.1.1 is not capable of being waived by the Purchaser, and the suspensive condition in 3.1.3 is capable of being waived by the Purchaser by giving written notice to that effect to the Sellers;

3.3.2 3.1.2 has been stipulated for the benefit of the Sellers and is capable of being waived by the Sellers giving written notice to that effect to the Purchaser;

3.3.3 3.1.4 and 3.1.5 has been stipulated for the joint benefit of the Purchaser and of the Sellers and is not capable of being waived by either the Purchaser or the Sellers.

3.4 If any of the suspensive conditions in 3.1 remains unfulfilled or where applicable has not been waived in writing by the party for the benefit of which such suspensive condition has been stipulated, by 30 May 1999 or such later date as the parties may agree upon in writing, this Agreement shall not come into force or effect. In such event no party shall have any claim against any other party by virtue of the provisions of this Agreement.

4    SALE

     The Sellers hereby sell to the Purchaser, which hereby purchases from the Sellers, the Sale Shares with effect from the Effective Date at the price and on the terms and conditions set out in this Agreement.

5    PURCHASE PRICE AND PAYMENT

5.1 The total purchase price payable by the Purchaser to the Sellers for the Sale Shares shall be US$ 450 000,00

5.2 The purchase price in 5.1 shall be paid in by the Purchaser to Guy, acting both in his personal capacity and as agent for the other Sellers, by telegraphic transfer at Nedbank Limited, Commercial Central Branch, account number 1284 011 623 on the Completion Date. By executing this Agreement Albert and Gerrit hereby acknowledge and agree that Guy is authorised and has the power of attorney to so act on their behalf.

5.3 Payment of the purchase price pursuant to 5.1 shall constitute due and proper discharge by the Purchaser to the Sellers of all its obligations in terms of this clause 5 and the Purchaser shall not be obliged to take cognizance of any internal arrangements between the Sellers.

6    COMPLETION

     On the Completion Date representatives of the parties shall meet at the Company's business premises and -

6.1     the Sellers shall deliver the following documents to the Purchaser -

6.1.1   share certificates in respect of the Sale Shares;

6.1.1.1 share transfer forms in respect of the Sale Shares duly signed by the Sellers as transferors and reflecting the Purchaser or its nominee as transferee, provided the Purchaser shall have notified the Sellers of the identity of the nominee prior to the Completion Date;

6.1.1.2 a duly passed resolution of the Company appointing the Purchaser's nominees to the board of directors of the Company;

6.1.2 a resolution by the board of directors of the Company authorising registration of transfer of the Sale Shares from the Sellers into the name of the Purchaser or its nominee;

6.1.3 a letter of resignation signed by each of the directors of the board of directors of the Company resigning from that board, together with a duly passed resolution of the board of directors of the Company in terms of which each of the Company's directors as at the Signature Date resigns from the board of directors of the Company;

6.1.4 a certificate signed by each of the Sellers that all the covenants, warranties and representations given by them in this Agreement, or in
        SCHEDULE 2 as at the Effective Date and where appropriate the Completion Date, are both true and correct.


7    RISK AND BENEFIT

     The risk in and benefit of the Sale Shares shall be deemed to have passed from the Sellers to the Purchaser on the Effective Date, notwithstanding the Signature Date and the Completion Date.

8    WARRANTIES

8.1 Each of the Sellers, jointly and severally, gives to the Purchaser all the warranties in SCHEDULE 2 in respect of the Company and warrant, jointly and severally to the Purchaser that -

8.1.1 he is the registered and beneficial owner of the number of Sale Shares set out opposite his name in 1.15 and that he is entitled and able to give transfer thereof to the Purchaser free of any liens, charges or other encumbrances of any nature whatsoever;

8.1.2   there are no other issued shares in the share capital of the Company;

8.1.3 he has not granted any options or rights to acquire the Sale Shares to any third party;

8.1.4 neither he nor the Company have issued any warrants, convertible securities or other any other rights giving any third party the right to acquire any securities in the Company;

8.1.5 to the best of his knowledge and belief, the Company has sold all technology and intellectual property rights developed by it (or the Sellers) in the ordinary and regular course of the Company's business in respect of all those countries having all or part of their territories south of the Sahara Desert, to Wasp SA (Proprietary) Limited in terms of the Business Sale Agreement;

8.1.6   the Effective Date Accounts :

8.1.6.1 fairly reflect the state of affairs, business and profits of the Company as at the Effective Date;

8.1.6.2 have been drawn up in accordance with generally accepted accounting practice in the RSA,

8.1.6.3 except to the extent stated therein, have been drawn up on the basis of accounting policies consistent with prior years, and in accordance with the provisions of the Companies Act, 1973 and all other applicable laws;

8.1.6.4 fully disclose all liabilities of the Company, whether direct or indirect, actual or contingent, insofar as these liabilities are required to be disclosed by generally accepted accounting practice in the RSA.

8.2 Subject to 8.1, 8.3 and the provisions of SCHEDULE 2, the Sellers do not give the Purchaser any warranties nor do they make any representations express or implied in relation to the Sale Shares or in respect of the Company or its business.

8.3 The Purchaser has entered into this Agreement on the strength of the warranties given by the Sellers herein and in SCHEDULE 2 and on the basis that such warranties will be correct as at the Signature Date, the Effective Date and on the Completion Date, unless the warranty, the context or Disclosure Schedule clearly indicates otherwise.

8.4 Each warranty shall be a separate and severable warranty, and shall in no way be limited to or restricted by reference to or inference from the terms of any other warranty, or by any words in this Agreement.

8.5 The warranties given by the Sellers to the Purchaser pursuant to 8.1, are given on the basis that:

8.5.1 no claim arising from any breach of any warranty may be brought after expiry of a period of 3 years calculated from the Completion Date;

8.5.2 the Sellers shall not be liable under any circumstances to the Purchaser for any consequential loss or damage or loss of profit whether in contract or in delict, arising from any breach of any warranty and any and all such liability is hereby expressly excluded.

8.6 For the purpose of determining whether any of the warranties have been breached and, if so, for the purpose of determining the remedy arising from such breach, the warranties referred to in this clause 8 and in
        SCHEDULE 2 shall be deemed to have been qualified to the extent of any disclosures contained in this Agreement or in the Disclosure Schedule.


9    SHAREHOLDERS AGREEMENT AND CHANGE OF NAME

9.1 The Sellers hereby consent to the sale of the Sale Shares to the Purchaser in terms of this Agreement and waive any pre-emptive rights which any of them may have in respect of the Sale Shares pursuant to the provisions of the Wasp Shareholders' Agreement.

9.2 The Sellers, by executing this Agreement, hereby acknowledge and agree that the Wasp Shareholders' Agreement has been terminated with effect from the Signature Date without further liability to the Company.

9.3 The Purchaser hereby undertakes as soon as is reasonably possible after the Completion Date, to procure that the Company change its name to "CellPoint Systems SA (Proprietary) Limited" or such other name as may be agreed to by the parties in writing, provided that any name change shall always be subject to the approval of the Registrar of Companies.

10   INDEMNITIES

10.1 The Sellers, jointly and severally, hereby indemnify and hold the Purchaser harmless against any liability incurred prior to the Effective
        Date:

10.1.1  in respect of the Company's business,

10.1.2 in respect of any breach of any of the Sellers' representations or warranties set forth in this Agreement (including SCHEDULE 2 insofar as such warranties relate to the Company's business, the Company's assets, the Company's employees, the contracts of the Company and the tax affairs of the Company);

10.1.3 against any demand, claim, action or other legal proceedings, made or instituted against the Purchaser in respect of any such liabilities, and against all costs (including attorney's fees) incurred by the Purchaser or awarded against it in respect of any such demand, claim, action or other legal proceedings provided that such liability has not been disclosed in the Effective Date Accounts or in the Disclosure Schedule,

        provided that the liability of the Sellers jointly in terms of 10.1.1 and 10.1.2 shall in no circumstances exceed the sum of ZAR 350 000,00, and provided further that any such liability shall only endure for a period of 3 years from the Completion Date.

10.2 Notwithstanding anything to the contrary in this Agreement, and in particular the provisions of 10.1.3, the parties agree that the warranties given by each of the Sellers in 8.1.1, 8.1.2, 8.1.3, 8.1.4,
        8.1.5 and 8.1.6.4 shall not be limited to any extent whatsoever.

10.3 Any party relying on any claim pursuant to 10.1 ("the indemnified party") shall notify the other party ("the indemnifying party") in writing of any indemnified claim within 7 days after the indemnified party first becomes aware thereof, to enable the indemnifying party to take steps to contest it; provided that the aforegoing shall not release the indemnified party from its obligation to diligently contest any such indemnified claim and provided further that the indemnified party shall not be entitled to settle or compromise any claim brought against it without the indemnifying party's prior written consent. All reasonable legal costs incurred by the indemnified party in so contesting any such claim shall be for the indemnifying party's account.


11   BREACH

11.1 The Sellers shall be entitled to cancel this Agreement summarily by giving written notice to that effect to the Purchaser if the Purchaser fails to pay on due date any amount which becomes due and payable and remains in default for 14 days after receiving written notice from the Sellers to remedy the default.

11.2 Should the Sellers commit any breach of this Agreement, the Purchaser shall not be entitled to cancel it unless the breach is material and cannot be remedied adequately by the payment of damages and, being such a breach, it is not remedied or is not capable of being remedied by specific performance within a reasonable time after the Sellers receive written notice from the Purchaser to remedy the breach.

11.3 The remedies of each party in terms of this clause 11, shall not be exhaustive and shall be in addition and without prejudice to any other remedies it has under or in consequence of this Agreement or the in terms of the RSA's common law.

12   ANNOUNCEMENTS

     No party shall make any public announcement or statement about this Agreement or its contents without first having obtained the others' prior written consent (which may not be unreasonably withheld) to the announcement or statement and to its contents; except that the Purchaser shall be entitled to make such announcements and public disclosures as may be required by the Federal Securities Laws of the United States of America.


13   NON-VARIATION

     No alteration or variation to, or consensual cancellation of, this Agreement shall be of any force or effect unless it is recorded in writing and signed by all the parties to this Agreement.


14   ARBITRATION

14.1 Any dispute between the parties in regard to any matter arising out of this Agreement or its interpretation or their respective rights and obligations under this Agreement or its cancellation or any matter arising out of its cancellation, shall be submitted to and decided by arbitration.

14.2    There shall be 1 arbitrator who shall be, if the question in issue is -

14.2.1 primarily an accounting matter, an independent chartered accountant of not less than 15 years' standing;

14.2.2 primarily a legal matter, a practising attorney or advocate of not less than 15 years' standing;

14.2.3  primarily a technical matter, a suitably qualified person;

14.2.4  any other matter, a suitably qualified person.

14.3 The appointment of the arbitrator shall be agreed upon between the parties, but failing agreement between them within a period of 14 days after the arbitration has been demanded, either of the parties shall be entitled to request the chairman for the time being of the Johannesburg Bar Council to make the appointment and, in making his appointment, to have regard to the nature of the dispute.

14.4 Subject to the other provisions of this clause 14, each arbitration shall be held in Johannesburg in accordance with the provisions of the Arbitration Act, 1965, as amended.

14.5 The decision of the arbitrator shall be final and binding on the parties, and may be made an order of any Court of competent jurisdiction. Each of the parties hereby submits itself to the jurisdiction of the Witwatersrand Local Division of the High Court of the RSA should the other party wish to make the arbitrator's decision an order of that court.

15   GENERAL

15.1 Any latitude or extension of time which may be allowed by any party shall not under any circumstances whatsoever act as an estoppel or be a waiver of that party's rights hereunder.

15.2 Subject to 12, the parties to this Agreement undertake to treat all matters relating to this Agreement and the schedules hereto as being confidential and, therefore, shall not, without the written approval of the others, disclose the provisions hereof to any third party who or which does not have a legitimate interest in the contents thereof.


15.3 This Agreement constitutes the entire contract between the parties and no other claims, conditions, warranties, guarantees and representations of whatsoever nature shall be of any force or effect other than those which are included herein.

15.4 All the transactions and arrangements contemplated in this Agreement constitute one indivisible transaction.


16   INTERPRETATION

16.1    In this Agreement, unless the context requires otherwise -

16.1.1  words importing any one gender shall include the other two genders;

16.1.2  the singular shall include the plural and vice versa;

16.1.3 a reference to natural persons shall include created entities (corporate and unincorporate) and vice versa.

16.1.4 "day" means any day including a Saturday, Sunday or any official public holiday within the Republic of South Africa;

16.1.5 any reference to an enactment is to that enactment as at the date of signature hereof and as amended or re-enacted from time to time;

16.1.6 if any provision in a definition is a substantive provision conferring rights or imposing obligations on any party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of this Agreement;

16.1.7 when any number of days is prescribed in this Agreement, that number of days shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a Saturday, Sunday or official public holiday, in which event the last day shall be the next succeeding day which is not a Saturday, Sunday or official public holiday;

16.1.8 expressions or words defined in this Agreement shall bear the same meaning in the schedules to this Agreement which do not themselves contain definitions.

16.2 The headings in this Agreement have been inserted for convenience only and shall not be used for nor assist or affect its interpretation.


17   DOMICILIUM AND NOTICES

17.1 The parties choose the address set out below as the address at which all notices and other communications must be delivered for the purposes of this Agreement -

17.1.1  Gerrit at 20 Van Rooy Street, Potchefstroom or Telefax Number
        (018) 297 2121;

17.1.2  Albert at 20 Van Rooy Street, Potchefstroom or Telefax Number
        (018) 297 2121;

17.1.3  Guy at 4A, Redhill Road, Morningside, Sandton, 2128 or Telefax No.
        (011) 783-1719;

17.1.4 Technor at Satraangsvagen 88,S-18237 Danderyd, Sweden, or Telefax Number (+468) 544-90005.


17.2 Any notice or communication required or permitted to be given in terms of this Agreement shall be valid and effective only if in writing but it shall be competent to give notice by telefax.

17.3 Any notice to a party contained in a correctly addressed envelope and delivered by hand to such party or to a responsible person during ordinary business hours located at its chosen address, shall be deemed to have been received on the day of delivery.

17.4 Any notice sent by telefax to a party at its telefax number shall be deemed (unless the contrary is proved) to have been received -

17.4.1 if it is transmitted during normal business hours, within 2 hours of transmission;

17.4.2 if it is transmitted outside normal business hours, within 2 hours of the commencement of normal business hours on the first Business Day after it is transmitted.

17.5    The parties choose the physical address set out opposite its name in
        17.1 as the address at which legal process must be delivered for the purpose of this Agreement.

17.6 The parties shall be entitled at any time to change their addresses for the purposes of this clause 17 to any other address in the RSA by giving written notice to that effect to the other, which change shall only be effective upon receipt.

18   GOOD FAITH

     The parties undertake in favour of one another to observe the utmost good faith in the implementation of the provisions of this Agreement, and each of the parties hereby undertakes in favour of the other party that in their dealings with each other they shall neither do anything nor refrain from doing anything which might prejudice or detract from the rights, assets or interests of the other party.

19   GOVERNING LAW AND JURISDICTION

19.1 The validity of this Agreement, its interpretation, the respective rights and obligations of the parties and all other matters arising in any way out of this undertaking or its performance shall be determined in accordance with the laws of the RSA.

19.2 The parties hereby consent and submit to the jurisdiction of the Witwatersrand Local Division of the High Court of the Republic of South Africa for the purposes of all or any legal proceedings arising from or concerning this Agreement.

20   COSTS

20.1 Each party shall bear its own costs of and incidental to the negotiating, preparing and drawing of this Agreement.

20.2 The transfer duty payable on the transfer of the Sale Shares into the name of the Purchaser shall be borne by the Purchaser.

21   COUNTERPARTS

     This Agreement may be executed in any number of counterparts which when so executed will be deemed to be an original and all of which when taken together will constitute one and the same instrument. One or more counterparts of this Agreement may be delivered via telefax with the intention that it will have the same effect as the delivery of an original counterpart hereof.


SIGNED at Johannesburg     on May 13                                       1999



                               /s/ GERRIT VAN URK
                               ------------------------------------------
                                 GERRIT VAN URK




SIGNED at Bruma            on May 13                                       1999



                               /s/ ALBERT VAN URK
                               ------------------------------------------
                                 ALBERT VAN URK



SIGNED at Bruma            on May 13                                       1999



                               /s/ GUY REDFORD
                               ------------------------------------------
                                   GUY REDFORD

SIGNED at Johannesburg     on May 13                                       1999

                               For: TECHNOR INTERNATIONAL INC.

                               /s/ PETER HENRICSSON
                               -----------------------------------------
                                   Signatory:  Peter Henricsson
                                   Capacity:   Director
                                   Authority:  Board Resolution

                                                                     SCHEDULE 1


EFFECTIVE DATE ACCOUNTS


FINANCIAL STATEMENTS OF WASP INTERNATIONAL (PROPRIETARY) LIMITED FOR FISCAL YEAR ENDED FEBRUARY 28, 1999

                                                                     SCHEDULE 2

SELLERS' WARRANTIES


        For purposes of this SCHEDULE 2, unless otherwise stated or the context indicates otherwise, the word "Company" shall mean the Company as defined in the agreement to which this schedule constitutes a schedule

1 EACH OF THE SELLERS, JOINTLY AND SEVERALLY, GIVE THE FOLLOWING WARRANTIES AS AT THE EFFECTIVE DATE AND AS AT THE COMPLETION DATE:

CONSTITUTION OF THE COMPANY AND SHARE CAPITAL STRUCTURE

1.1 The Company is incorporated as a private company with limited liability according to the laws of the RSA.

1.2 No steps have been taken or are pending for the deregistration of the Company, whether under Section 73 of the Companies Act, 1973 or otherwise howsoever, and no steps have been taken or are pending to liquidate the Company or place the Company under judicial management (whether such liquidation or judicial management is final or provisional).

1.3 The authorised share capital of the Company is R 4000,00 divided into 4000 shares of R 1,00 each.

1.4 The issued share capital of the Company is R 100,00 divided into 100 shares of R 1,00 each, fully paid up.


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                                                                         Page 24

1.5 No resolution has been passed nor is the Company obliged to increase or to reduce its authorised or issued share capital or to vary any of the rights attaching to the issued shares.

1.6 The Sellers are the registered and beneficial holders of the Sale Shares and are entitled and able to give to the Purchaser free and unencumbered title to the Sale Shares.

1.7 Save as disclosed in 9 the Agreement no third party has any right (including INTER ALIA, any option, pre-emptive right or right of first refusal) to acquire any of the Sale Shares, present or future.

1.8 No resolution has been passed nor is the Company obliged to alter its Memorandum of Association or Articles of Association or to create or to issue any debentures.

STATUTORY BOOKS, RECORDS AND ACCOUNTS

1.9 The minute books of the Company contain all of the resolutions passed by its directors and members.

1.10 The Company's books of account, minute books, registers and records have been fully and properly maintained according to law, are in its possession, and are capable of being written up within a reasonable time so as to accurately record all transactions to which the Company has been a party.

1.11 The Company's audited annual financial statements for the financial year ended 28 February 1999 have been drawn up:

1.11.1  in accordance with generally accepted accounting practice in the RSA,


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1.11.2  except to the extent stated therein, on the basis of accounting policies consistent with prior years, and

1.11.3 in accordance with the provisions of the Companies Act and all other applicable laws, and

1.11.4 to fairly reflect the financial position, affairs, operations and results of the Company as at that date and for the period to which they relate.

That, for the period up to and including the Effective Date, each of the Sellers jointly and severally gives the following warranties, and for the period between the Effective Date and the Completion Date, each of the Sellers, jointly and severally, gives the following warranties to the best of their knowledge and belief after due investigation and inquiry:

ASSETS

1.12 the Company is the owner of and is in lawful possession of, all of the assets reflected and as stated in the Effective Date Accounts, and that all such assets are owned free and clear of all liens, charges and encumbrances by the Company;

1.13    there are no material defects in any of the assets of the Company;

1.14 the Company and its assets are insured against the risks to which they are subject for amounts which accord with sound business practice for a period terminating not earlier than 30 days after the Completion Date, and all premiums due in respect of such insurance policies have been paid and there is no claim outstanding under any such policy;

1.15 the Company has not granted to anyone an option to purchase, or any right over any of its assets;


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                                                                         Page 26

EMPLOYEES

1.16 the Company has not given notice of termination to any of its key employees, and nor has any of its key employees resigned;

1.17 all leave entitlements, bonuses, salaries and other amounts relating to their employment by the Company to which any employees of the Company are entitled as at the Effective Date are reflected in the Effective Date Accounts and all such amounts due to such Employees have been paid as at the Completion Date, and that the Company is current in all of its obligations to employees as at the Completion Date and that the Company has not agreed to pay any compensation, bonuses or other incentives out of the ordinary course of business which have not been disclosed to the Purchaser;

CONTRACTS

1.18 the Company is not bound by any contracts, agreements or commitments entered into outside the ordinary course of its business;

1.19 all of the contracts of a material nature to which the Company is a party have been disclosed and delivered to the Purchaser and are of full force and effect according to their terms and the Company is not in material breach of any of those terms, and none of the material terms of the contracts has been amended or waived;

1.20 the Company has not given nor is it a party to any suretyships, guarantees, indemnities or similar documents in respect of any liabilities of any other person, and is not liable whether as guarantor, indemnifier, surety, co-principal debtor for any liabilities of any other person;


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                                                                         Page 27

BUSINESS

1.21 all necessary consents, licences, permits and other authorities required for the conduct of the business carried on by the Company in the places and in the manner in which such business is carried on at the Completion Date, have been obtained and are valid and in full force;

1.22 the Company is not a party to any litigation or arbitration proceedings, and to the best of the Sellers' knowledge and belief no litigation or arbitration proceedings are threatened against the Company, other than any proceedings that may have been instituted by the Company against any of its debtors for the recovery of debts due to the Company incurred in the ordinary course of business;

1.23 no dividends which have been declared by the Company, have not been paid by the Company;

1.24 save to the extent that provision for bad debts has been made in the Effective Date Accounts, the Company's book debts will be paid upon expiry of normal credit terms or within 90 days after the Completion Date, and in the event of any such amounts not being recovered by that date, the amounts not so recovered shall be paid by the Sellers to the Company against cession by the Company to the Sellers of its claim against the debtor in question;

TAX

1.25 the Company has duly and punctually paid all taxes, levies and duties which it has become liable to pay, and in particular without limiting the generality of the aforegoing, all the Company's assessments for tax which are due for payment prior to the Effective Date shall have been paid or adequate provisions or


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                                                                         Page 28

        reserves for tax shall have been established therefor in the Effective Date Accounts;

1.26 the Company has properly and punctually submitted all returns and provided all information required for tax purposes and, to the best of the Sellers' knowledge and belief, none of such returns is disputed by the Commissioner for Inland Revenue or any other authority.


2 EACH OF THE SELLERS, JOINTLY AND SEVERALLY, GIVE THE FOLLOWING WARRANTIES IN RESPECT OF THE PERIOD BETWEEN THE EFFECTIVE DATE AND THE COMPLETION DATE AND AGREE THAT :

2.1 The Company will not incur or become committed to incur any capital expenditure.

2.2 The Company will not enter into any transaction except in the ordinary and regular conduct of its business.

2.3 No resolutions will be passed by the members or directors of the Company other than such resolutions as are strictly necessary to give effect to this Agreement.

2.4 No dividend will be declared nor will any distribution out of profit, accumulated profit, reserves or capital of the Company be made.

2.5     The Company will not borrow any money.


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                                                                         Page 29

3 EACH OF THE SELLERS, JOINTLY AND SEVERALLY, GIVE THE FOLLOWING WARRANTY IN RESPECT OF THE PERIOD BETWEEN 1 MARCH 1999 AND THE COMPLETION DATE

3.1 There has not been and will not be any material adverse change in the financial position of the Company.

4 EACH OF THE SELLERS, JOINTLY AND SEVERALLY, TO THE BEST OF THEIR KNOWLEDGE AND BELIEF THAT AT THE EFFECTIVE DATE:

4.1 any and all software, hardware, peripherals, services, electronic equipment, interfaces and any other information technology used in the Business ("the IT Products") at the Effective Date is fully year 2000 compliant. For purposes of this warranty, year 2000 compliance shall mean that the IT Products, together will all upgrades, enhancements and modifications thereto -

4.1.1 have been designed to and will function accurately, correctly, consistently and as expected without error or interruption prior to, on, and beyond 1 January 2000 and that neither the performance nor functionality of the IT Products will in any way be adversely affected by the passage of time from the twentieth to the twenty first century;

4.1.2   shall, without derogating from the generality of 4.1.1:

4.1.2.1 operate prior to, on and beyond 1 January 2000 without error, interruption or decreased performance relating or in any way connected to any data or input which includes an indication of or reference to date;

4.1.2.2 manage and manipulate data involving dates (including, but not limited to


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           calculating, comparing, sequencing, processing and outputting) so as to be capable of accepting date input, providing date output, storing date information, performing calculations on dates or portions of dates and identifying and renewing any abuses of date fields and data;

4.1.2.3 provide that all date-related user interface functionalities and data fields include the indication of century to eliminate data ambiguity without human intervention;

4.2 shall function accurately, correctly, consistently and as expected without error or interruption prior to, on and beyond 1 January in or together with any level of computer hardware and/or software including, but not limited to, microcode, firmware, application programs, files and databases; provided that such computer hardware and/or computer software or system is itself year 2000 compliant;

4.3     shall recognise the year 2000 as a leap year and act accordingly.


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                                                                         Page 31

                                                                      SCHEDULE 4


DISCLOSURE SCHEDULE

Not Applicable